                                                                    Exhibit 24

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2000, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of June, 2000.

                                                 /s/ROBERT H. ALLEN
                                                 -----------------------------
                                                 Robert H. Allen


STATE OF TEXAS

COUNTY OF HARRIS


         I, Earlene L. Barbeau, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Robert H. Allen, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                                 /s/EARLENE L. BARBEAU
                                                 -----------------------------
                                                 Notary Public

My Commission Expires:

        April 15, 2001
----------------------

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2000, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 9 day of June, 2000.

                                                 /s/JAMES L. BARKSDALE
                                                 -----------------------------
                                                 James L. Barksdale


STATE OF TENNESSEE

COUNTY OF SHELBY


         I, Joyce J. Jones, a Notary Public in and for said County, in the aforesaid State, do hereby certify that James L. Barksdale, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                                 /s/JOYCE J. JONES
                                                 -----------------------------
                                                 Notary Public

My Commission Expires:

          July 9, 2002
----------------------

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2000, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of June, 2000.

                                                 /s/ROBERT L. COX
                                                 -----------------------------
                                                 Robert L. Cox


STATE OF TENNESSEE

COUNTY OF SHELBY


         I, Vicci L. Anderson, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Robert L. Cox, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                                 /s/VICCI L. ANDERSON
                                                 -----------------------------
                                                 Notary Public

My Commission Expires:

                5-1-01
----------------------

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2000, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of June, 2000.

                                                 /s/RALPH D. DENUNZIO
                                                 -----------------------------
                                                 Ralph D. DeNunzio


STATE OF NEW YORK

COUNTY OF NEW YORK


         I, Pauline E. Kalahele, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Ralph D. DeNunzio, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                                 /s/PAULINE E. KALAHELE
                                                 -----------------------------
                                                 Notary Public

My Commission Expires:

     February 28, 2002
----------------------

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, her true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2000, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 23 day of June, 2000.

                                                 /s/JUDITH L. ESTRIN
                                                 -----------------------------
                                                 Judith L. Estrin


STATE OF CALIFORNIA

COUNTY OF SAN MATEO


         I, Patricia R. MacDonald, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Judith L. Estrin, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered the said instrument as her free and voluntary act, for the uses and purposes therein set forth.

                                                 /s/PATRICIA R. MCDONALD
                                                 -----------------------------
                                                 Notary Public

My Commission Expires:

             4/16/2001
----------------------

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2000, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of June, 2000.

                                                 /s/PHILIP GREER
                                                 -----------------------------
                                                 Philip Greer


STATE OF NY

COUNTY OF NY


         I, Michael Singer, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Philip Greer, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                                 /s/MICHAEL E. SINGER
                                                 -----------------------------
                                                 Notary Public

My Commission Expires:

           May 8, 2000
----------------------

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2000, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 2 day of June, 2000.

                                                 /s/J.R. HYDE, III
                                                 -----------------------------
                                                 J. R. Hyde, III


STATE OF TENNESSEE

COUNTY OF SHELBY


         I, Nancy C. Phillips, a Notary Public in and for said County, in the aforesaid State, do hereby certify that J. R. Hyde, III, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                                 /s/NANCY C. PHILLIPS
                                                 -----------------------------
                                                 Notary Public

My Commission Expires:

         Jan. 20, 2004
----------------------

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, her true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2000, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 30 day of June, 2000.

                                                 /s/SHIRLEY ANN JACKSON
                                                 -----------------------------
                                                 Shirley Ann Jackson


STATE OF NEW YORK

COUNTY OF RENSSELAER


         I, Charles F. Carletta, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Shirley Ann Jackson, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered the said instrument as her free and voluntary act, for the uses and purposes therein set forth.

                                                 /s/CHARLES F. CARLETTA
                                                 -----------------------------
                                                 Notary Public

My Commission Expires:

         July 31, 2001
----------------------

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2000, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of June, 2000.

                                                 /s/GEORGE J. MITCHELL
                                                 -----------------------------
                                                 George J. Mitchell


WASHINGTON

DISTRICT OF COLUMBIA


         I, June L. Todd, a Notary Public in and for said County, in the aforesaid State, do hereby certify that George J. Mitchell, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                                 /s/JUNE L. TODD
                                                 -----------------------------
                                                 Notary Public

My Commission Expires:

       August 31, 2001
----------------------

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2000, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of July, 2000.

                                                 /s/JOSHUA I. SMITH
                                                 -----------------------------
                                                 Joshua I. Smith


STATE OF VIRGINIA

COUNTY OF FAIRFAX


         I, Leslie McRae Reed, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Joshua I. Smith, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                                 /s/LESLIE MCRAE REED
                                                 -----------------------------
                                                 Notary Public

My Commission Expires:

              10/31/00
----------------------

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2000, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 29 day of June, 2000.

                                                 /s/PAUL S. WALSH
                                                 -----------------------------
                                                 Paul S. Walsh


LONDON

ENGLAND


         I, David Noel Lloyd Fawcett, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Paul S. Walsh, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                                 /s/DAVID NOEL LLOYD FAWCETT
                                                 -----------------------------
                                                 Notary Public

My Commission Expires:

             WITH LIFE
----------------------

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2000, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of July, 2000.

                                                 /s/PETER S. WILLMOTT
                                                 -----------------------------
                                                 Peter S. Willmott


STATE OF ILLINOIS

COUNTY OF COOK


         I, Rose Marie Erwin, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Peter S. Willmott, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                                 /s/ROSE MARIE ERWIN
                                                 -----------------------------
                                                 Notary Public

My Commission Expires:

          May 17, 2002
----------------------

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, the principal financial officer of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2000, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of June, 2000.

                                                 /s/ALAN B. GRAF, JR.
                                                 -----------------------------
                                                 Alan B. Graf, Jr.


STATE OF TENNESSEE

COUNTY OF SHELBY


         I, Mary T. Britt, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Alan B. Graf, Jr., personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                                 /s/MARY T. BRITT
                                                 -----------------------------
                                                 Notary Public

My Commission Expires:

        April 14, 2001
----------------------

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, the principal executive officer and a director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer and director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2000, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 12 day of June, 2000.

                                                 /s/FREDERICK W. SMITH
                                                 -----------------------------
                                                 Frederick W. Smith


STATE OF TENNESSEE

COUNTY OF SHELBY


         I, June Y. Fitzgerald, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Frederick W. Smith, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                                 /s/JUNE Y. FITZGERALD
                                                 -----------------------------
                                                 Notary Public

My Commission Expires:

          Dec. 1, 2002
----------------------

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, the principal accounting officer of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith and Alan B. Graf, Jr., and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2000, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 5th day
June, 2000.

                                                 /s/JAMES S. HUDSON
                                                 -----------------------------
                                                 James S. Hudson


STATE OF TENNESSEE

COUNTY OF SHELBY


         I, Joyce J. Jones, a Notary Public in and for said County, in the aforesaid State, do hereby certify that James S. Hudson, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                                 /s/JOYCE J. JONES
                                                 -----------------------------
                                                 Notary Public

My Commission Expires:

          July 9, 2002
----------------------